Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

X
In re	Chapter 11

MOTORS LIQUIDATION COMPANY, et al.,	Case No.: 09-50026 (MG)
f/k/a General Motors Corp., et al.,

Debtors.	(Jointly Administered)
X

ORDER TO SHOW CAUSE REGARDING CERTAIN ISSUES

ARISING FROM LAWSUITS WITH CLAIMS ASSERTED AGAINST

GENERAL MOTORS LLC (“NEW GM”) THAT INVOLVE VEHICLES

MANUFACTURED BY GENERAL MOTORS CORPORATION (“OLD GM”)

ANY PERSON/ENTITY THAT HAS AN OBJECTION (“OBJECTION”) TO THE PROCEDURES SET FORTH HEREIN MUST FILE AN OBJECTION IN WRITING, WITH SPECIFICITY, WITH THE COURT AND SERVE THE OBJECTION ON THE NOTICE PARTIES SET FORTH ON EXHIBIT “A” HERETO (“NOTICE PARTIES”), WITHIN TWENTY (20) DAYS OF THE DATE OF THIS ORDER TO SHOW CAUSE.

THE COURT WILL DECIDE WHETHER A HEARING IS REQUIRED WITH RESPECT TO ANY OBJECTION TIMELY FILED AND SERVED, AND IF ONE IS REQUIRED, IT WILL NOTIFY THE OBJECTOR(S) AND THE NOTICE PARTIES OF THE HEARING DATE.

UNLESS THE COURT RULES OTHERWISE WITH RESPECT TO ANY TIMELY FILED AND SERVED OBJECTION, THE TERMS OF THIS ORDER TO SHOW CAUSE AND THE RULINGS MADE BY THE COURT WITH RESPECT TO THE 2016 THRESHOLD ISSUES SET FORTH HEREIN WILL BE BINDING ON THE NOTICE PARTIES AND ALL PERSONS/ENTITIES (INCLUDING WITHOUT LIMITATION PLAINTIFFS) RECEIVING NOTICE OF THIS ORDER TO SHOW CAUSE VIA FIRST CLASS MAIL.

Upon the Court’s Order Setting Case Management Conference for 11:30 a.m., November 16, 2016, entered on October 18, 2016 (ECF Doc. #13775); and upon the Status Report Pursuant to Order Setting Case Management Conference (ECF Doc. #13775), dated November 10, 2016 (ECF Doc. # 13786); and upon the record of the Case Management Conference held by the Court on November 16, 2016 (“November 16 Conference”); and the Court having issued directives from the bench at the November 16 Conference which are set forth in this Order.

NOW, THEREFORE, IT IS HEREBY

ORDERED that, in accordance with the procedures set forth herein, the following issues shall be addressed (collectively, the “2016 Threshold Issues”) by the Court:

1.

In the context of (a) the April 2015 Decision/June 2015 Judgment, and (b) the November 2015 Decision/December 2015 Judgment, are Ignition Switch Plaintiffs[1] only those plaintiffs that are asserting claims against New GM based on an “Ignition Switch” in a “Subject Vehicle,” and all other plaintiffs are Non-Ignition Switch Plaintiffs? If that is not correct, what did the Bankruptcy Court mean when it used the terms Ignition Switch Plaintiffs and Non-Ignition Switch Plaintiffs in (a) the April 2015 Decision/June 2015 Judgment, and (b) the November 2015 Decision/December 2015 Judgment?

2.

Are Non-Ignition Switch Plaintiffs able to assert Independent Claims against New GM based solely on New GM’s conduct because (a) the Opinion permits such claims to be asserted, and/or (b) the Sale Order cannot bar Post-Closing Accident Plaintiffs in non-Subject Vehicles from asserting such claims, and/or (c) the Post-Closing Accident Plaintiffs in non-Subject Vehicles are not bound by the November 2015 Decision/December 2015 Judgment? or

Are Non-Ignition Switch Plaintiffs barred from asserting Independent Claims against New GM either because (a) other than those plaintiffs represented by Mr. Peller in the Elliott, Sesay and Bledsoe cases that appealed the April 2015 Decision/June 2015 Judgment, they did not appeal the April 2015 Decision/June 2015 Judgment to the Second Circuit, and therefore the Opinion does not apply to them, and/or (b) they did not appeal the November 2015 Decision/December 2015 Judgment and/or the Opinion did not affect the rulings in the November 2015 Decision/December 2015 Judgment?

If Non-Ignition Switch Plaintiffs are able to assert Independent Claims against New GM either in light of the Opinion and/or issues related to subject matter jurisdiction or due process: (i) are such alleged Independent Claims really disguised Assumed Liabilities, or successor liability claims dressed up to look like something else (i.e., Retained Liabilities) and, therefore, cannot be asserted against New GM, and/or

[1]

Terms used herein and not otherwise defined shall have meanings ascribed to them in the Glossary attached hereto as Exhibit “B.” Parties rights are reserved to contend that the definitions for the terms contained in the Glossary are different from how such terms were defined in prior Orders of the Bankruptcy Court.

(ii) should all determinations with respect to alleged Independent Claims be left to non-bankruptcy judge(s)?

3.

Is the Opinion’s holding that claims held by Used Car Purchasers are not covered by the Sale Order because they had no contact or relationship with Old GM limited to (a) only those parties that appealed the April 2015 Decision/June 2015 Judgment to the Second Circuit, and/or (b) Independent Claims asserted by Used Car Purchasers based solely on New GM conduct?

4.

Are Post-Closing Accident Plaintiffs bound by the Sale Order or may they bring successor liability claims against New GM and seek punitive damages in connection therewith notwithstanding the Court’s rulings in the November 2015 Decision/December 2015 Judgment?

5.

Can the Ignition Switch Plaintiffs and/or Non-Ignition Switch Plaintiffs satisfy the requirements for authorization to file late proof(s) of claim against the GUC Trust and/or are such claims equitably moot (“Late Proof of Claim Issue”)?

ORDERED that, unless otherwise further ordered by the Court, no discovery shall be authorized or take place in this Court regarding the 2016 Threshold Issues or any other issue related to the enforcement or applicability of the Sale Order to a claim against New GM; and it is further

ORDERED that the following procedures shall apply with respect to the resolution of the 2016 Threshold Issues, except the Late Proof of Claim Issue:

1.

Opening briefs of New GM and Plaintiffs (“Plaintiffs’ Opening Brief”) shall be filed and served by February 27, 2017 (“Opening Brief Deadline”), and each shall be no longer than 75 pages. The GUC Trust/Unitholders shall be permitted but are not required to file an opening brief by the Opening Brief Deadline, and such brief shall be no longer than twenty (20) pages;

2.

Brown Rudnick LLP and Goodwin Procter LLP are hereby designated as the drafters of the Plaintiffs’ Opening Brief. Brown Rudnick and Goodwin Procter shall circulate a draft of the Plaintiffs’ Opening Brief to all plaintiffs at least ten (10) business days prior to the Opening Brief Deadline to provide all plaintiffs with an opportunity to review the draft Plaintiffs’ Opening Brief and provide comments on same.

Nothing in this Order to Show Cause is intended to nor shall it preclude any other plaintiff’s counsel (or pro se plaintiff), affected by the 2016 Threshold Issues, from taking a position in connection with any such matters; provided, however, that such affected other plaintiff’s counsel (or pro se plaintiff) who wishes to file a separate opening brief with respect to the 2016 Threshold Issues shall file a letter with the Court at least five (5) business days prior to the Opening Brief Deadline seeking permission to do so. Such letter shall specify (a) which issue is to be covered, (b) the length of the brief (“Supplemental Opening Brief”) sought to be filed, and (c) why such issue is not otherwise covered by the Plaintiffs’ Opening Brief. The Court will decide the appropriate relief based on any timely filed letters, it being understood that the Court desires to avoid duplicative arguments and to limit the number of briefs on the same issue(s). Any Supplemental Opening Brief must be filed and served by the Opening Brief Deadline or such other date established by the Court.

Notwithstanding the foregoing, the Pope Plaintiffs, the Pillars Plaintiffs, the Pilgrim Plaintiffs and the Elliott, Sesay and Bledsoe Plaintiffs shall be permitted to file a Supplemental Opening Brief to address issues not covered in the Plaintiffs’ Opening Brief by the Opening Brief Deadline, with each such brief being limited to fifteen (15) pages.

3.

Reply briefs by New GM (“New GM’s Reply Brief”) and Plaintiffs (“Plaintiffs’ Reply Brief”) shall be filed and served by April 7, 2017 (“Reply Brief Deadline”). New GM’s Reply Brief and Plaintiffs’ Reply Brief shall be no longer than 50 pages, provided, however, (i) New GM may also have an additional twenty (20) pages to respond to the Supplemental Opening Briefs, and (ii) Brown Rudnick LLP/Goodwin Procter LLP may also have an additional ten (10) pages to respond to the Supplemental Opening Briefs.

Brown Rudnick LLP and Goodwin Procter LLP are hereby designated as the drafters of the Plaintiffs’ Reply Brief. Brown Rudnick and Goodwin Procter shall circulate a draft of the Plaintiffs’ Reply Brief to all plaintiffs at least five (5) business days prior to the Reply Brief Deadline to provide all plaintiffs with an opportunity to review the draft Plaintiffs’ Reply Brief and provide comments on same.

Nothing in this Order to Show Cause is intended to nor shall it preclude any other plaintiff’s counsel (or pro se plaintiff) affected by the 2016 Threshold Issues from filing a reply brief, provided, however, that any such affected other plaintiff’s counsel (or pro se plaintiff) who wishes to file a separate reply brief shall file a letter with the Court at least three (3) business days prior to the Reply Brief Deadline seeking permission to do so. Such letter shall specify (a) which issue is to be covered, (b) the length of the reply brief (“Supplemental Reply Brief”) sought to be filed, and (c) why such issue is not otherwise covered by the Plaintiffs’ Reply Brief. The Court will decide the appropriate relief based on any timely filed letters. Any Supplemental Reply Brief must be filed and served by the Reply Brief Deadline or such other date established by the Court.

Nothing in this Order to Show Cause is intended to nor shall it preclude the GUC Trust/Unitholders from filing a reply brief, provided, however, that the GUC Trust/Unitholders shall file a letter with the Court at least three (3) business days prior to the Reply Brief Deadline seeking permission to do so. Such letter shall specify (a) which issue is to be covered, and (b) the length of the reply brief sought to be filed. The Court will decide the appropriate relief based on any timely filed letter. Any reply brief by the GUC Trust/Unitholders must be filed and served by the Reply Brief Deadline or such other date established by the Court.

4.	The Court has scheduled oral argument for the 2016 Threshold Issues for April 20, 2017 at 9:00 AM;

ORDERED that the following procedures shall apply to the Late Proof of Claim Issue:

1.

Brown Rudnick LLP and Goodwin Procter LLP (on behalf of their respective clients) shall file motions (collectively, the “Late Claim Motions”) seeking authority to file late proof(s) of claim by no later than December 22, 2016. The Late Claim Motions shall include draft proofs of claim. The Late Claim Motions shall only address the authority to file late proof(s) of claim, and shall not address other issues, including without limitation issues relating to (i) whether a class proof of claim can be filed, (ii) class certification, (iii) discovery, or (iv) the merits of any late proof(s) of claim. If other plaintiffs wish to join in a Late Claim Motion, they shall file a joinder (not to exceed two pages) with the Court by January 6, 2017. Any plaintiff filing a joinder need not file a proof of claim until further order of the Court.

2.

The Court shall hold a status conference (“Late Claim Motions Status Conference”) with respect to the Late Claim Motions on January 12, 2017 at 9:00 AM to address any issues arising from the Late Claim Motions, including without limitation (i) whether discovery is necessary with respect to the Late Claim Motions, (ii) if discovery is necessary, the appropriate parameters of such discovery, and (iii) an appropriate briefing schedule for the Late Claim Motions, including deadlines for objections and replies, provided, however, that while the briefing and adjudication of the Late Claim Motions filed by Brown Rudnick LLP and/or Goodwin Procter LLP on behalf of Ignition Switch Plaintiffs is intended to go forward, the relief sought by Non-Ignition Switch Plaintiffs shall be stayed pending the Court’s resolution of the other 2016 Threshold Issues and no briefing with respect to the Late Claim Motions filed on behalf of Non-Ignition Switch Plaintiffs shall take place pending such stay, provided, further, that such stay shall not impact any discovery authorized by the Bankruptcy or District Court relating to the claims of the Non-Ignition Switch Plaintiffs.

3.

Between the time of the filing of the Late Claim Motions and the Late Claim Motions Status Conference, the proponents of the Late Claim Motions, New GM, the GUC Trust and the Unitholders shall meet and confer in an effort to consensually resolve as many issues as possible that are raised in the Late Claim Motions;

ORDERED that within five (5) business days of the entry of this Order to Show Cause, New GM shall serve by first class mail a copy of this Order to Show Cause on the Notice Parties and any other plaintiffs (or their representatives) in any lawsuit where New GM is a defendant and the vehicle at issue in such lawsuit was manufactured by Old GM; and it is further

ORDERED that the Court shall retain exclusive jurisdiction to interpret/enforce this Order.

IT IS SO ORDERED.

Dated: December 13, 2016

            New York, New York

/s/ Martin Glenn
MARTIN GLENN United State Bankruptcy Judge

EXHIBIT “A”

NOTICE PARTIES

Arthur Steinberg, Esq.

Scott Davidson, Esq.

KING & SPALDING LLP

1185 Avenue of the Americas

New York, New York 10036

Telephone: (212) 556-2100

Facsimile: (212) 556-2222

asteinberg@kslaw.com

sdavidson@kslaw.com

Counsel for General Motors LLC

Richard C. Godfrey, P.C.

Andrew B. Bloomer, P.C.

KIRKLAND & ELLIS LLP

300 North LaSalle

Chicago, IL 60654

Telephone:         (312) 862-2000

Facsimile:          (312) 862-2200

rgodfrey@kirkland.com

abloomer@kirkland.com

Counsel for General Motors LLC

Edward S. Weisfelner, Esq.

Howard Steel, Esq.

BROWN RUDNICK LLP

Seven Times Square

New York, NY 10036

T: 212-209-4800

eweisfelner@brownrudnick.com

hsteel@brownrudnick.com

Designated Counsel for Ignition Switch

Plaintiffs and certain Non-Ignition Switch

Plaintiffs in the Bankruptcy Court

Sander L. Esserman, Esq.

STUTZMAN, BROMBERG,

    ESSERMAN & PLIFKA

2323 Bryan Street, Suite 2200

Dallas, TX 75201

T: 214-969-4900

esserman@sbep-law.com

Designated Counsel for Ignition Switch

Plaintiffs and certain Non-Ignition Switch

Plaintiffs in the Bankruptcy Court

William Weintraub, Esq.

Gregory Fox, Esq.

GOODWIN PROCTER LLP

620 Eighth Avenue

New York, NY 10018

T: 212-813-8800

wweintraub@goodwinprocter.com

gfox@goodwinprocter.com

Designated Counsel for Ignition Switch Pre-Sale Accident Plaintiffs and counsel to certain Ignition Switch Post-Closing Accident Plaintiffs and certain Non-Ignition Switch Post-Closing Accident Plaintiffs

Robert Hilliard, Esq. HILLIARD MUNOZ GONZALES LLP 719 South Shoreline Suite 500 Corpus Christi, TX 78401 T: 361-882-1612 bobh@hmglawfirm.com Lead Counsel in MDL 2543

Elizabeth J. Cabraser, Esq. LIEFF, CABRASER, HEIMANN & BERNSTEIN, L.L.P. 275 Battery Street Embarcadero Center W. San Francisco, CA 94111 T: 415- 956-1000 ecabraser@lchb.com Lead Counsel in MDL 2543	Steve W. Berman, Esq. HAGENS BERMAN SOBOL SHAPIRO LLP 1918 Eighth Avenue, Suite 3300 Seattle, WN 98101 T: 206-623-7292 steve@hbsslaw.com Lead Counsel in MDL 2543

Matthew J. Williams, Esq.

Keith R. Martorana, Esq.

Lisa Rubin, Esq.

Mitch Karlan, Esq.

Gabriel Gillett, Esq.

GIBSON, DUNN & CRUTCHER LLP

200 Park Avenue

New York, NY 10166

T: 212-351-3845

mjwilliams@gibsondunn.com

kmartorana@gibsondunn.com

lrubin@gibsondunn.com

mkarlan@gibsondunn.com

ggillett@gibsondunn.com

Counsel for Wilmington Trust Company as

GUC Trust Administrator

Gary Peller, Esq. GARY PELLER, ESQ. 600 New Jersey Avenue, NW Washington, DC 20001 T: 202-662-9122 peller@law.georgetown.edu Counsel for Bledsoe Plaintiffs, Elliott Plaintiffs and Sesay Plaintiffs

Daniel H. Golden, Esq.

Deborah Newman, Esq.

AKIN GUMP STRAUSS

  HAUER & FELD LLP

One Bryant Park

New York, NY 10036

T: 212-872-1000

dgolden@akingump.com

djnewman@akingump.com

Counsel for Participating GUC Trust Unit

Holders

Jonathan L. Flaxer, Esq.

Preston Ricardo, Esq.

Michael Weinstein, Esq.

GOLENBOCK EISENMAN

  ASSOR BELL & PESKOE LLP

711 Third Avenue New York, NY 10017

T: 212-907-7300

jflaxer@golenbock.com

pricardo@golenbock.com

mweinstein@golenbock.com

Counsel for Groman Plaintiffs

Alexander Schmidt, Esq.

Malcolm T. Brown, Esq.

WOLF HALDENSTEIN ADLER

  FREEMAN & HERZ LLP

270 Madison Avenue

New York, NY 10016

T: 212-545-4600

schmidt@whafh.com

brown@whafh.com

Counsel for ABC Flooring, Inc., et al.

Joshua P. Davis, Esq. JOSH DAVIS LAW FIRM 1010 Lamar, Suite 200 Houston, TX 77002 T: 713-337-4100 josh@thejdfirm.com Counsel for Doris Phillips

Parties to the Motion to Enforce, filed by New GM on June 1, 2016 (ECF Doc. # 13634]

Tab Turner, Esq. TURNER & ASSOC. 4705 Somers Ave., S-100, North Little Rock, AR 72116 T: 501-791-2277 – Phone tab@tturner.com Counsel for Tibbetts and Chapman Plaintiffs

William Weintraub, Esq.

Gregory Fox, Esq.

GOODWIN PROCTER LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018

T: 212-813-8800

wweintraub@goodwinprocter.com

gfox@goodwinprocter.com

Designated Counsel for Certain Pre-Sale

Accident Plaintiffs and Post-Closing Accident

Plaintiffs

Parties to the Motion to Enforce filed by New GM on June 24, 2016 (ECF Doc. # 13655]

Laurence B. Springberg, Esq. THOMAS & SPRINGBERG 844 East Sahara Ave. Las Vegas, NV 89104-3017 T: (702) 731-9222 lspringberg@thomasandspringberg.com Counsel for the Atanaw Plaintiff	Martin E. Regan, Esq. REGAN LAW PLC 2125 St Charles Ave. New Orleans, LA 70130 T: (504) 522-7260 mregan@reganlaw.net lrayon@reganlaw.net Counsel for the Barbot Plaintiffs

Rick Morrison, Esq.

7149 Mid Pines Dr,

Montgomery, AL 36117

bluegrayton@me.com

Keith Medley, Esq.

JOHNSON, PASEUR & MEDLEY, LLC

1847 North Wood Ave.

Florence, AL 35630

T: (256) 766-3131

keith.medley@johnsonpaseur.com

Counsel for the Black Plaintiff

Kenneth C. Anthony, Jr., Esq.

K. Jay Anthony, Esq.

ANTHONY LAW FIRM, P.A.

P.O. Box 3565

250 Magnolia Street

Spartanburg, S.C. 29306

T: (864) 582-2355

kanthony@anthonylaw.com

janthony@anthonylaw.com

Counsel for the Moore Plaintiffs

Joram Hirsch, Esq. ADELMAN HIRSCH & CONNORS LLP 1000 Lafayette Blvd Bridgeport, CT 06604 T: 203-331-8888 jhirsch@ahctriallaw.com Counsel for the Pitterman Plaintiffs	Kris Ted Ledford, Esq. LEDFORD LAW FIRM Heritage Professional Plaza 425 East 22nd Street, Suite 101 Owasso, OK 74055 T: (918) 376-4610 kris@ledford-lawfirm.com Counsel for the Pope Plaintiffs
Steven J. Crowley, Esq. CROWLEY, BUNGER & PRILL 3012 Division St. Burlington, IA 52601 T: (319) 753-1330 scrowley@cbp-lawyers.com Counsel for the Boker Plaintiffs	Michael Andrews, Esq. BEASLEY, ALLEN, CROW, METHVIN, PORTIS & MILES, P.C. P.O. Box 4160 Montgomery, Alabama 36104 mike.andrews@beasleyallen.com Counsel for the Neal Plaintiffs
Paul Minix 2330 Quail Lane Longview, Texas 75602 Minix – Pro Se Plaintiff

Parties Subject to the Pilgrim Motion to Enforce

André E. Jardini, Esq.

K.L. Myles, Esq.

KNAPP, PETERSEN & CLARKE

550 North Brand Boulevard, Suite 1500

Glendale, CA 91203

T: (818) 547-5000

aej@kpclegal.com

klm@kpclegal.com

Counsel for the Pilgrim Plaintiffs

Sean C. Southard, Esq.

Brendan M. Scott, Esq.

KLESTADT WINTERS JURELLER

SOUTHARD & STEVENS, LLP

200 West 41st Street, 17th Floor

New York, NY 10036

T: (212) 972-3000

ssouthard@klestadt.com

bscott@klestadt.com

Counsel for the Pilgrim Plaintiffs

Other Parties

Victor J. Mastromarco, Esq.

Russell C. Babcock, Esq.

THE MASTROMARCO FIRM

1024 N. Michigan Ave

Saginaw, MI 48602

T: (989) 752-1414

vmastromarco@aol.com

russellbabcock@aol.com

Counsel for the Pillars Plaintiffs

EXHIBIT “B”

GLOSSARY OF TERMS

363 Sale	The sale of assets of Old GM to New GM pursuant to Section 363 of the Bankruptcy Code, which was approved by the Bankruptcy Court on July 5, 2009 and closed on July 10, 2009.
April 2015 Decision	In re Motors Liquidation Co., 529 B.R. 510 (Bankr. S.D.N.Y 2015).
Assumed Liabilities	Certain specifically-identified liabilities listed in Section 2.3(a) of the Sale Agreement that New GM agreed to assume in connection with the 363 Sale.
Bankruptcy Code	Refers to the United States Bankruptcy Code. Statutory Citation: 11 U.S.C. §§ 101, et seq.
Bankruptcy Court or the Court	United States Bankruptcy Court for the Southern District of New York.
December 2015 Judgment	Judgment entered by the Bankruptcy Court on December 4, 2015. [ECF No. 13563].[2]
GUC Trust	Motors Liquidation Company General Unsecured Creditors Trust.
Ignition Switch	An ignition switch designed and/or sold by Old GM that gave rise to NHTSA Recall No. 14v047 which are in the Subject Vehicles.
Ignition Switch Plaintiff

Plaintiffs (either asserting economic loss claims, or claims based on personal injury or wrongful death that arose from accidents that occurred either prior to or after the closing of the 363 Sale) whose claims are based on or arise from the Ignition Switch in a Subject Vehicle.

Independent Claims

“[A] claim or cause of action asserted against New GM that is based solely on New GM’s own independent post-Closing acts or conduct. Independent Claims do not include (a) Assumed Liabilities, or (b) Retained Liabilities, which are any Liabilities that Old GM had prior to the closing of the 363 Sale that are not Assumed Liabilities.” December 2015 Judgment, at 2 n.3.

June 2015 Judgment	Judgment entered by the Bankruptcy Court on June 1, 2015. [ECF No. 13177]

[2]	All references herein to the Electronic Case Filing (“ECF”) docket relate to In re Motors Liquidation Company, et al., Case No. 09-50026 (MG) (Bankr. S.D.N.Y.).

New GM	General Motors LLC
Non-Ignition Switch Plaintiffs

All plaintiffs (whether asserting economic loss claims, or personal injury and/or wrongful death claims based on accidents that occurred prior to or after the closing of the 363 Sale) other than Ignition Switch Plaintiffs.

November 2015 Decision	In re Motors Liquidation Co., 541 B.R. 104 (Bankr. S.D.N.Y. 2015)
Old GM	Motors Liquidation Company, formerly known as General Motors Corporation, that filed a bankruptcy petition in the Bankruptcy Court on June 1, 2009
Opinion	Elliott et al. v. General Motors LLC (In re Motors Liquidation Co.), 829 F.3d 135 (2d Cir. 2016).
Post-Closing Accident Plaintiffs	Plaintiffs asserting personal injury or wrongful death claims based on or arising from an accident involving an Old GM vehicle that occurred after the closing of the 363 Sale.
Sale Agreement

Amended and Restated Master Sale and Purchase Agreement By and Among General Motors Corporation, Saturn LLC, Saturn Distribution Corporation and Chevrolet-Saturn of Harlem, Inc., as Sellers and NGMCO, Inc., as Purchaser (as amended) [ECF No. 2968-2].

Sale Order

Order (i) Authorizing Sale of Assets Pursuant to Amended and Restated Master Sale and Purchase Agreement with NGMCO, Inc., a U.S. Treasury-Sponsored Purchaser; (ii) Authorizing Assumption and Assignment of Certain Executory Contracts and Unexpired Leases in Connection with the Sale; and (iii) Granting Related Relief, entered by the Bankruptcy Court on July 5, 2009 [ECF No. 2968].

Second Circuit	United States Court of Appeals for the Second Circuit.
Subject Vehicle

(A) 2005-2007 Chevrolet Cobalt and Pontiac GS, 2003-2007 Saturn Ion, 2006-2007 Chevrolet HHR, 2005-2006 Pontiac Pursuit (Canada), 2006-2007 Pontiac Solstice and 2007 Saturn Sky vehicles; and (B) 2008-2010 Pontiac Solstice and G5; 2008-2010 Saturn Sky; 2008-2010 Chevrolet Cobalt; and 2008-2011 Chevrolet HHR vehicles.

Unitholders	Participating holders of GUC Trust units.

Used Car Purchasers

Plaintiffs who have commenced lawsuits against New GM concerning vehicles manufactured by Old GM that were purchased used by plaintiffs from third parties after the closing of the 363 Sale. For the avoidance of doubt, Used Car Purchasers do not include plaintiffs that purchased used Old GM vehicles as certified pre-owned vehicles from authorized New GM dealers.